Financial Instruments and Financial Risk Management	12 Months Ended
Dec. 31, 2024
Disclosure of risk management strategy related to hedge accounting [abstract]
Financial Instruments and Financial Risk Management
34. Financial Instruments and Financial Risk Management

a) Financial Risk Management

Our activities expose us to a variety of financial risks, which include foreign exchange risk, liquidity risk, interest rate risk, commodity price risk, credit risk and other risks associated with capital markets. From time to time, we may use foreign exchange, commodity price and interest rate contracts to manage exposure to fluctuations in these variables. Our use of derivatives is based on established practices and parameters to mitigate risk and is subject to the oversight of our Financial Risk Management Committee and our Board of Directors.

Foreign Exchange Risk

We operate on an international basis, and therefore, foreign exchange risk exposures arise from transactions denominated in a currency other than the functional currency of our legal entities. Our foreign exchange risk arises primarily with respect to the U.S. dollar, Chilean peso and Peruvian sol. Our cash flows from Canadian, Chilean and Peruvian operations are exposed to foreign exchange risk, as commodity sales are denominated in U.S. dollars and a substantial portion of operating expenses is denominated in local currencies. U.S. dollar cash and cash equivalents held in our Canadian functional currency entities also generate foreign exchange risk.

We also have various investments in U.S. dollar functional currency subsidiaries, whose net assets are exposed to foreign currency translation risk. Historically, this currency exposure was managed in part through our U.S. dollar denominated debt as a hedge against these net investments. In the third quarter of 2024, we discontinued the hedge of our U.S. dollar denominated debt against our U.S. dollar functional currency net investments because our U.S. dollar cash balances are greater than our U.S. dollar debt balances with the receipt of proceeds from the sale of the steelmaking coal business.

U.S. dollar financial instruments subject to foreign exchange risk consist of U.S. dollar denominated items held in Canada and are summarized below.

(US$ in millions)	December 31, 2024	December 31, 2023
Cash and cash equivalents	$4,019	$59
Trade and settlement receivables	524	1,145
Trade accounts payable and other liabilities	(877)	(743)
Debt (Note 22)	(1,044)	(2,470)
Reduced by: Debt designated as a hedging instrument in our net investment hedge	—	2,334
Net U.S. dollar exposure	$2,622	$325

As at December 31, 2024, with other variables unchanged, a $0.10 strengthening of the Canadian dollar against the U.S. dollar would result in a $262 million pre-tax loss (2023 – $33 million) from our financial instruments. There would also be a pre-tax loss of $1.5 billion (2023 – $1.1 billion) in other comprehensive income from the translation of our foreign operations. The inverse effect would result if the Canadian dollar weakened by $0.10 against the U.S. dollar.
34. Financial Instruments and Financial Risk Management (continued)

Liquidity Risk

Liquidity risk arises from our general and capital funding requirements. We have planning, budgeting and forecasting processes to help determine our funding requirements to meet various contractual and other obligations. Note 22(e) details our available credit facilities as at December 31, 2024. Following the sale of the steelmaking coal business in July of 2024, cash and cash equivalents increased significantly and as a result, our cash balances were greater than our debt balances at December 31, 2024.

Contractual undiscounted cash flow requirements for financial liabilities as at December 31, 2024 are as follows:

(CAD$ in millions)	Less Than 1 Year	2–3 Years	4–5 Years	More Than 5 Years	Total
Trade accounts payable and other financial liabilities	$2,576	$—	$—	$—	$2,576
Debt (Note 22(f))	423	1,170	846	2,138	4,577
Lease liabilities	175	248	916	216	1,555
Codelco preferential dividend liability	—	—	494	219	713
QB advances from SMM/SC	—	—	—	4,512	4,512
QB variable consideration to IMSA	72	68	—	—	140
Other liabilities	—	198	11	12	221
Estimated interest payments on debt	267	372	242	806	1,687
Estimated interest payments on QB advances from SMM/SC	372	700	600	682	2,354
Estimated interest payments on lease and other liabilities	6	7	27	6	46
Downstream pipeline take-or-pay toll commitment	33	70	75	248	426
	$3,924	$2,833	$3,211	$8,839	$18,807

Interest Rate Risk

Our interest rate risk arises in respect of our holdings of cash, cash equivalents, floating rate debt, advances from SMM/SC and the financial liability due to Codelco. Our interest rate management policy is to borrow at both fixed and floating rates to offset financial risks.

Cash and cash equivalents have short terms to maturity and receive interest based on market interest rates.

A 1% increase in the short-term interest rate at the beginning of the year, with other variables unchanged, would have resulted in a $33 million pre-tax decrease in our profit (2023 – $50 million), not considering applicable capitalization of borrowing costs. There would be no effect on other comprehensive income.

Commodity Price Risk

We are subject to price risk from fluctuations in market prices of the commodities that we produce. From time to time, we may use commodity price contracts to manage our exposure to fluctuations in commodity prices and to avoid mismatches in pricing reference periods. At the balance sheet date, we had zinc, lead and copper derivative contracts outstanding as described in (b) below.

Our commodity price risk associated with financial instruments primarily relates to changes in fair value caused by final settlement pricing adjustments to receivables and payables, derivative contracts for zinc, lead and copper, embedded derivatives in our TAK road and port contract, in the ongoing payments under our silver stream and gold stream arrangements and in the QB variable consideration to IMSA.
34. Financial Instruments and Financial Risk Management (continued)

The following represents the effect on profit attributable to shareholders from a 10% change in commodity prices, with other variables unchanged, based on outstanding receivables and payables subject to final pricing adjustments at December 31, 2024 and December 31, 2023. There is no effect on other comprehensive income.

	Price on December 31, (US$/lb.)		Change in Profit Attributable to Shareholders (CAD$ in millions)
	2024	2023	2024	2023
Copper	3.97	3.87	$52	$37
Zinc	1.34	1.20	$1	$(1)

A 10% change in the price of copper, zinc, lead, silver and gold, with other variables unchanged, would change our net asset position of derivatives and embedded derivatives, excluding receivables and payables subject to final pricing adjustments, and would result in a change of our pre-tax profit attributable to shareholders by $44 million (2023 – $34 million). There would be no effect on other comprehensive income.

At December 31, 2023, a 10% change in the steelmaking coal price from US$264/tonne would change profit from discontinued operations attributable to shareholders by $11 million due to final pricing adjustments on outstanding receivables. We sold our steelmaking coal business in July of 2024 (Note 5).

Credit Risk

Credit risk arises from cash, cash equivalents, derivative contracts, debt securities and trade receivables. While we are exposed to credit losses due to the non-performance of our counterparties, there are no significant concentrations of credit risk and we do not consider this to be a material risk.

Our primary counterparties related to our cash, cash equivalents, derivative contracts and debt securities carry investment grade ratings as assessed by external rating agencies, which are monitored on an ongoing basis. All of our commercial customers are assessed for credit quality at least once a year or more frequently if business- or customer-specific conditions change based on an extensive credit rating scorecard developed internally using key credit metrics and measurements that were adapted from S&P’s and Moody’s rating methodologies. Sales to customers that do not meet the credit quality criteria are secured either by a parental guarantee, a letter of credit or prepayment.

For our trade receivables, we apply the simplified approach for determining expected credit losses, which requires us to determine the lifetime expected losses for all our trade receivables. The expected lifetime credit loss provision for our trade receivables is based on historical counterparty default rates and adjusted for relevant forward-looking information, as required. Since the majority of our customers are considered to have low default risk and our historical default rate and frequency of losses are low, the lifetime expected credit loss allowance for trade receivables is nominal as at December 31, 2024.

Our investments in debt securities carried at fair value through other comprehensive income (loss) are considered to have low credit risk, as our counterparties have investment grade credit ratings. The credit risk of our investments in debt securities has not increased significantly since initial recognition of these investments and accordingly, the loss allowance for investments in debt securities is determined based on the 12-month expected credit losses. The 12-month expected credit loss allowance is based on historical and forward-looking default rates for investment grade entities, which are low and, accordingly, the 12-month expected credit loss allowance for our investments in debt securities is nominal as at December 31, 2024.

Cash and cash equivalents are held with high quality financial institutions. Substantially all of our cash and cash equivalents held with financial institutions exceeds government-insured limits. We have established credit policies that seek to minimize our credit risk by entering into transactions with investment grade creditworthy and reputable financial institutions and by monitoring the credit standing of the financial institutions with whom we transact. We seek to limit the amount of exposure with any one counterparty.

34. Financial Instruments and Financial Risk Management (continued)

b) Derivative Financial Instruments, Embedded Derivatives and Hedges

Sale and Purchase Contracts

We record adjustments to our settlement receivables and payables for provisionally priced sales and purchases, respectively, in periods up to the date of final pricing based on movements in quoted market prices (or published price assessments for steelmaking coal in 2023). These arrangements are based on the market price of the commodity and the value of our settlement receivables and payables will vary, as prices for the underlying commodities vary in the metal markets. These final pricing adjustments result in gains (losses from purchases) in a rising price environment and losses (gains from purchases) in a declining price environment and are recorded in other operating income (expense).

The table below outlines our outstanding settlement receivables and payables, which were provisionally valued at December 31, 2024 and December 31, 2023.

	Outstanding at December 31, 2024		Outstanding at December 31, 2023
	Volume (pounds in millions)	Price (US$/lb.)	Volume (pounds in millions)	Price (US$/lb.)
Receivable positions
Copper	178	3.97	127	3.87
Zinc	141	1.34	167	1.20
Lead	57	0.88	17	0.94
Payable positions
Zinc	84	1.34	121	1.20
Lead	32	0.88	15	0.94

At December 31, 2024, total outstanding settlement receivables were $1.5 billion (2023 – $1.3 billion) and total outstanding settlement payables were $70 million (2023 – $36 million) (Note 21). These amounts are included in trade and settlement receivables and in trade accounts payable and other liabilities, respectively, on the consolidated balance sheets. The 2023 comparative balance sheet at December 31, 2023 includes outstanding a settlement receivables balance for the steelmaking coal business sold in July of 2024 (Note 5) of $175 million, relating to 504,000 tonnes of steelmaking coal at a price of US$264/tonne.

Zinc, Lead and Copper Swaps

Due to ice conditions, the port serving our Red Dog mine is normally only able to ship concentrates from July to October each year. As a result, zinc and lead concentrate sales volumes are generally higher in the third and fourth quarters of each year than in the first and second quarters. During 2024 and 2023, we purchased and sold zinc and lead swaps to match our economic exposure to the average zinc and lead prices over our shipping year, which is from July of one year to June of the following year.

All zinc, lead and copper swaps derivative contracts mature in 2025. These contracts are not designated as hedging instruments and are recorded at fair value in prepaids and other current assets and trade accounts payable and other liabilities on our consolidated balance sheet.
34. Financial Instruments and Financial Risk Management (continued)

The fair value of our commodity swaps is calculated based on forward metal prices and is considered a Level 2 fair value measurement with significant observable inputs on the fair value hierarchy (Note 35). A summary of these derivative contracts and related fair values as at December 31, 2024 is as follows:

Derivatives not designated as hedging instruments	Quantity (million lbs.)	Average Price of Purchase Commitments (US$/lb.)	Average Price of Sale Commitments (US$/lb.)	Fair Value Asset (Liability) (CAD$ in millions)
Zinc swaps	250	1.35	1.34	$(9)
Copper swaps	47	3.93	4.03	$9
Lead swaps	83	0.91	0.89	$(6)
				$(6)

Derivatives Not Designated as Hedging Instruments and Embedded Derivatives

(CAD$ in millions)	Amount of Gain (Loss) Recognized in Other Operating Income (Expense) and Non-Operating Income (Expense)
	2024	2023
Zinc swaps	$(8)	$(23)
Lead swaps	(4)	(9)
Copper swaps	27	(1)
Settlement receivables and payables (Note 10)	65	7
Contingent zinc escalation payment embedded derivative	1	5
Gold stream embedded derivative	51	12
Silver stream embedded derivative	22	4
QB variable consideration to IMSA (Note 12(a))	(7)	(4)
	$147	$(9)

Embedded Derivatives

The TAK road and port contract contains a contingent zinc escalation payment that is considered to be an embedded derivative. The fair value of this embedded derivative was $32 million at December 31, 2024 (2023 – $30 million), of which $8 million (2023 – $7 million) is included in trade accounts payables and other liabilities and the remaining $24 million (2023 – $23 million) is included in other liabilities.

The gold stream and silver stream agreements each contain an embedded derivative in the ongoing future payments due to us. The gold stream’s 15% ongoing payment contains an embedded derivative relating to the monthly average gold price at the time of each delivery. The fair value of this embedded derivative was $106 million at December 31, 2024 (2023 – $48 million), of which $11 million (2023 – $4 million) is included in prepaids and other current assets and the remaining $95 million (2023 – $44 million) is included in financial assets. The silver stream’s 5% ongoing payment contains an embedded derivative relating to the spot silver price at the time of delivery. The fair value of this embedded derivative was $52 million at December 31, 2024 (2023 – $26 million), of which $3 million (2023 – $1 million) is included in prepaids and other current assets and the remaining $49 million (2023 – $25 million) is included in financial assets.
34. Financial Instruments and Financial Risk Management (continued)

Accounting Hedges

Net investment hedge

We manage the foreign currency translation risk of our various investments in U.S. dollar functional currency subsidiaries in part through the designation of our U.S. dollar denominated debt as a hedge against these net investments. We designate the spot element of the U.S. dollar debt as the hedging instrument. As only the spot rate element of the debt is designated in the hedging relationship, no ineffectiveness is expected and no ineffectiveness was recognized in profit for the years ended December 31, 2024 and 2023. The hedged foreign currency risk component is the change in the carrying amount of the net assets of the U.S. dollar functional currency subsidiaries arising from spot U.S. dollar to Canadian dollar exchange rate movements.

In July of 2024, we received proceeds from the sale of the steelmaking coal business (Note 5) and as a result, our U.S. dollar cash balances were greater than our U.S. dollar debt balances. Accordingly, we discontinued the designation of our U.S. dollar denominated debt as a hedge against our U.S. dollar functional currency net investments in the third quarter of 2024. At December 31, 2023, US$2.3 billion of our debt and U.S. dollar investment in foreign operations were designated in a net investment hedging relationship. While we discontinued the net investment hedge in the third quarter of 2024, the hedge was effective prior to that date. During the year ended December 31, 2024, $54 million (2023 – $65 million) of foreign exchange translation on our U.S. dollar investment in foreign operations was hedged by an offsetting amount of foreign exchange translation on our U.S. dollar denominated debt. Refer to Note 29(f) for the effect of our net investment hedges on other comprehensive income.